Exhibit 99.2

Royale Energy, Inc., and Subsidiaries
Unaudited Pro Forma Condensed Combined Financial Statements

The unaudited pro forma condensed consolidated combined financial statements are provided for illustrative purposes only and are not intended to represent or be indicative of the consolidated results of operations or consolidated financial position of the Company that would have been recorded had the Merger Transactions been completed as of the dates presented, and they should not be taken as representative of the expected future results of operations or financial position of the Company.  The unaudited pro forma condensed consolidated combined financial statements do not reflect the impacts of any potential operational efficiencies, asset dispositions, cost savings or economies of scale that Holdings may achieve with respect to the operations of the combined company.  Additionally, the unaudited pro forma statements of operations do not include non-recurring charges or credits, and the related tax effects, which result directly from the Merger Transactions.

The unaudited pro forma condensed consolidated combined financial statements have been derived from and should be read in conjunction with the historical audited financial statements and accompanying notes of Royale Energy, Inc., presented in its Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 23, 2018, and the audited consolidated financial statements and accompanying notes of Matrix Oil Management Corporation (“Matrix”) for the year ended December 31, 2017, which are filed as Exhibit 99.2 to the Current Report on Form 8-K to which these unaudited pro forma condensed consolidated combined financial statements are attached.

The audited consolidated financial statements and accompanying notes of Matrix for the year ended December 31, 2017, include results of operation and financial condition of Matrix Royalty, LP, a limited partnership which was formerly affiliated with Matrix but which was not acquired in the Merger Transactions. Accordingly, the historical information for Matrix which is presented in the pro forma statements differs from the audited consolidated financial statements of Matrix because the pro forma statements exclude the results of operations and financial condition of Matrix Royalty, LP.

Royale Energy, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
For the Year Ended December 31, 2017

	Historical		Merger		Royale
	Royale	Matrix	Pro Forma Adjustments		Pro Forma Combined
Assets
Current Assets
Cash and cash equivalents	$3,338,693	$935,170			$4,273,863
Cash deposits	-	-			-
Other receivables, net	764,015	85,904			849,919
Revenue receivables	106,007	889,887			995,894
Joint interest billings	-	2,296,318			2,296,318
Prepaid expenses	149,367	120,707			270,074
Deferred tax asset	-	-			-
Inventory	-	76,421			76,421
Available for sale securities	-	-			-
Commodity derivatives	-	-			-
Other current assets	-	-			-
Total Current Assets	4,358,082	4,404,407			8,762,488

Oil & Gas Properties, at Cost ( Successful Efforts Basis)
Proved properties	3,755,705	29,461,237	18,962,318	(1)	52,179,260
Unproved properties	1,435	2,352,526	(2,352,526)	(1)	1,435
Lease and well equipment	4,119,802	-			4,119,802
Total Property and Equipment	$7,876,942	$31,813,763			$56,300,497
Less: accumulated depletion, depreciation and amortization	(6,582,648)	(8,990,671)	8,990,671	(1)	(6,582,648)
Net Oil and Gas Properties	$1,294,294	$22,823,092			$49,717,849

Other Property & Equipment, at cost
Real estate, building improvements, including furniture & fixtures	$-	$-			$-
Land	-	678,168	324,582	(1)	1,002,750
Vehicles	40,061	-			40,061
Furniture and equipment	1,092,926	284,958	(284,958)	(1)	1,092,926
Total Property & Equipment	$1,132,987	$963,126			$2,135,737
Less: accumulated depreciation	(1,125,039)	(246,516)	246,516	(1)	(1,125,039)
Net Property & Equipment	$7,948	$716,610			$1,010,698

Other Assets
Debt issue costs, net of amortization	-	-			-
Investments	-	-			-
Commodity derivatives	-	-			-
Long term receivable	-	-			-
Deposits and other	511,120	-			511,120
Total Other Assets	$511,120	$-			$511,120

Total Assets	$6,171,444	$27,944,109			$60,002,155

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statement

Royale Energy Holdings, Inc., and Subsidiaries
Unaudited Pro Forma Condensed Combined Balance Sheet
For the Year Ended December 31, 2017 (Continued)

	Historical		Merger		Royale
	Royale	Matrix	Pro Forma Adjustments		Pro Forma Combined
Liabilities and Stockholders’ Equity
Current Liabilities
Trade accounts payable and accrued expenses	$4,638,879	$5,095,020	620,000	(5)	$9,113,899
Current portion of long-term debt, net	-	-			-
Cash advances on pending transactions	1,580,000	-	1,580,000	(3,5)	-
Deferred drilling obligations	5,891,898	-			5,891,898
Royalties payable	-	2,080,544			2,080,544
Accrued liabilities	-	767,659	(1,900,000)	(5)	2,667,659
Other short term liabilities	-	-			-
Senior secured note payable – Arena	-	11,504,736			11,504,736
Commodity derivatives	-	244,543			244,543
Total Current Liabilities	$12,110,777	$19,692,502			$31,503,279

Long-Term Liabilities and Debt, net of current maturities
Secured revolving line of credit	$-	$-			$-
Senior secured note payable – Arena	-	-			-
Accrued unpaid guaranteed payments	-	1,464,960			1,464,960
Deferred royalty revenue		-			-
Commodity derivatives	-	112,102			112,102
Asset retirement obligation	1,000,908	1,412,694			2,413,602
Other accrued liabilities	-	1,478,385			1,478,385
Total Long-Term Liabilities and Debt	1,000,908	4,468,141			5,469,049
Total Liabilities	$13,111,685	$24,160,643			$36,972,328

Stockholders’ Equity
Convertible Preferred stock, Series AA, no par value, 147,500 shares authorized, 0 shares issued and outstanding	-	-			-
Convertible preferred stock, Series B, par value $10.00, 3,000,000 shares authorized, 2,012,400 shares to be issued and outstanding	-	-	(20,124,000)	(2)	20,124,000
Convertible promissory notes (converting to common stock at time of merger)	-	-		(3,4)	-
Common Stock, $0.001 par value, authorized 280,000,000 shares, 48,400,370 shares issued and outstanding	41,265,449	-	41,217,049	(6)	48,400
Common Stock, $1.00 par value, authorized 500,000 shares, 5,000 shares issued and outstanding	-	5,000	5,000	(1)	-
Paid in capital	-	-	(51,063,117)	(1,4,6)	51,063,117
Class B limited partnership interests	-	1,850,000	1,850,000	(2)	-
Class C limited partnership interests		3,274,000	3,274,000	(2)	-
Class D limited partnership interests		15,000,000	15,000,000	(2)	-
Accumulated deficit	(48,205,690)	(5,056,560)	(5,056,560)	(1)	(48,205,690)
Cumulative dividends in arrears on limited partnership interests	-	-		(1)	-
Partner equity`	-	-			-
Non-controlling interest – subsidiaries	-	(12,584,240)	(12,584,240)	(1)	-
Non-controlling interest – affiliates	-	1,295,266	1,295,266	(1)	-
Accumulated other comprehensive loss	-	-			-
Total Stockholders’ Equity (Deficit)	(6,940,241)	3,783,466			23,029,827
Total Liabilities and Stockholders’ Equity	$6,177,444	$29,944,109			$60,002,155

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statement

Royale Energy, Inc., and Subsidiaries
Unaudited Pro Forma Condensed Statement of Operations
For the Year Ended December 31, 2017

	Historical		Merger		Royale
	Royale	Matrix Combined	Pro Forma Adjustments		Pro Forma Combined

Revenues:
Sale of oil and gas, net	$554,235	$4,870,341			$5,424,576
Supervisory fees and other	453,144	-			453,144
Total Revenues	1,007,379	4,870,341			5,877,720

Costs and Expenses
General and administrative	2,005,630	2,245,585			4,251,215
Exploratory expense	-	-			-
Lease operating	435,637	2,244,827			2,680,464
Accretion of asset retirement obligation	-	123,260			123,260
Impairment of oil and gas properties	289,775	872,777			1,162,552
Delay rentals	-	-			-
Well equipment write down	16,375	-			16,375
Bad debt expense	164,145	-			164,145
Legal and accounting	1,540,190	-			1,540,190
Marketing	268,660	-			268,660
Depreciation, depletion and amortization	116,017	703,408	272,912	(7)	1,092,337
Total Costs and Expenses	4,836,429	6,189,857			11,299,198
Gain (loss) on turnkey drilling programs	1,487,824	-			1,487,824
Gain (loss) on sale of assets	-	-			-
Income from Operations	(2,341,226)	(1,319,516)			(3,933,654)
Other Income (Expense):
Interest income	-	2,177			2,177
Interest expense	(159,268)	(2,626,355)			(2,785,623)
Gain (loss) on sale of oil and gas properties	-	-			-
Gain on settlement of accounts payable	73,325	-			73,325
Gain on sale of assets	-	61,248			61,248
Loss on disposal of assets	-	-			-
Unrealized gain (loss) on derivative instruments	-	40,069			40,069
Other income – management/overhead fees	-	(55,063)			(55,063)
Income Before Income Tax Expense	(2,427,169)	(3,897,440)			(6,597,521)
Income tax provision (benefit)	-	4,000			4,000
Net Income (Loss)	(2,427,169)	(3,901,440)			(6,601,521)
Less net loss attributable to noncontrolling interest	-	(781,987)	781,987		-
Net Income (Loss)	(2,427,169)	(3,119,453)			(6,601,521)

Other Comprehensive Income (Loss) Before Tax
Income tax expense (benefit) related to items of other comprehensive income	-	-			-
Comprehensive Income (Loss)	$(2,427,169)	$(3,119,453)			$(6,601,521)

Loss Per Common Share:
Basic					$(0.14)
Diluted					$(0.14)

Weighted Average Common Shares Outstanding:
Basic					48,400,370
Diluted					48,400,370

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statement

Royale Energy, Inc., and Subsidiaries
Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(a)
Since both companies use the “successful efforts” method to account for exploration and production activities, no adjustments to Oil and Gas Properties are necessary to adjust to a common accounting method.

(b)	The following table sets forth the pro forma weighted average shares calculation:

At March 1, 2018

Royale Weighted Shares Outstanding as of February 27, 2018	21,850,185
Holdings Shares issued in exchange of Matrix common stock, Matrix LP interests, Matrix Operator common stock	25,800,185
Conversion of Royale Promissory Note	750,000
Basic Pro Forma Weighted Average Shares Outstanding	48,400,370

Pro Forma Adjustments

The following adjustments were made in the preparation of the unaudited pro forma consolidated condensed combined balance sheet and unaudited pro forma consolidated condensed combined statement of operations.

(1)	To record merger balance sheet adjustments including additions to paid in capital.

The estimated fair value of the consideration to be transferred, assets acquired and liabilities assumed is described below.  The purchase price estimate is calculated using the closing price of Royale’s common stock on March 1, 2018.

Purchase Price
Shares of Holdings common stock to be issued to Matrix owners	25,800,185
Royale common stock price	$0.37
Fair value of Holdings common stock issued	$9,546,068

Convertible Preferred Stock, Series B, par value $10.00 per share	$20,124,000
Total Purchase Price	$29,670,068

Estimated Fair Value of Liabilities Assumed
Current liabilities of Matrix	$19,692,502
Matrix asset retirement obligations	1,412,694
Other accrued liabilities	1,478,385
Deferred royalty revenue	-
Commodity derivatives	112,102
Accrued unpaid guaranteed payments	1,464,960
Matrix senior secured notes payable, net of unamortized debt issuance costs	-
Amount attributable to liabilities assumed	$24,160,643
Total Purchase Price Plus Liabilities Assumed	$53,830,711

Estimated Fair Value of Assets Acquired
Matrix current assets	$4,404,407
Proved and unproved properties	48,423,554
Net other property and equipment	-
Land	1,002,750
Long term receivable	-
Deposits and other	-
Commodity derivatives	-
Total attributable to assets acquired	$53,830,711

Fair value of Royale common stock to be issued net of par value	9,546,068
Pro forma adjustments to additional paid-in capital	$9,546,068
Fair value of Royale Convertible Preferred Stock, Series B, par value $10.00 per share	$20,124,000
Pro forma adjustments to Royale Convertible Preferred Stock, Series B, par value $10.00 per share	$20,124,000

(2)	Adjustments to record conversion of Matrix Investments LP Class B, C and D partnership interests to Series B convertible preferred stock.

(3)	Cash advance from investor of $300,000 that was converted to Royale convertible promissory note on February 28, 2018.

(4)	Conversion of Royale’s $300,000 convertible promissory note to common stock on February 28, 2018.

(5)
Royale settled a dispute over an unpaid convertible promissory note in the principal amount of $1,280,000 plus interest and other accrued liabilities for an agreed settlement amount of $1,900,000 on February 28, 2018.

(6)	Adjustments to record cancellation of Royale Energy Funds common stock, no par value per share, and issuance of Royale common stock, par value $0.001 per share.

Cancellation of Royale Energy Funds common stock, no par value	$(41,217,049)
Additional paid in capital	41,217,049

(7)
The depletion, depreciation and amortization (DD&A) total was calculated for the combination of Royale and Matrix using the assets of Royale at cost together with the Matrix assets based on the fair market value of the oil and gas properties estimated at the time of the merger. The estimated increase in DD&A was determined by dividing the incremental increase in value of the Matrix assets over the reserve base at the beginning of the period on a BOE basis and then multiplying that by the production for the period on a BOE basis.  This resulted in an increase to DD&A of $272,912 for the twelve months ended December 31, 2017.